                               AMENDED SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                           Effective Date
----                                                           --------------
Schwab International Index Fund                                July 21, 1993

Schwab Small-Cap Index Fund                                    October 14, 1993

Schwab Asset Director-High Growth Fund                         September 25, 1995

Schwab Asset Director-Balanced Growth Fund                     September 25, 1995

Schwab Asset Director-Conservative Growth Fund                 September 25, 1995

Schwab S&P 500 Fund - Investor Shares                          February 28, 1996

Schwab S&P 500 Fund - e.Shares                                 February 28, 1996


Schwab Analytics Fund                                          May 21, 1996

Schwab OneSource Portfolios-International                      September 2, 1996

Schwab OneSource Portfolios-Growth Allocation                  October 13, 1996

Schwab OneSource Portfolios-Balanced Allocation                October 13, 1996

                                           SCHWAB CAPITAL TRUST

                                           By:      ____________________
                                           Name:    William J. Klipp
                                           Title:   Executive Vice President and
                                                    Chief Operating Officer


                                           CHARLES SCHWAB & CO., INC.

                                           By:      __________________________
                                           Name:    Colleen M. Hummer
                                           Title:   Senior Vice President

                               AMENDED SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST


         THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                              Fee
----                                              ---
Schwab International Index Fund-Investor          Twenty one-hundredths of one percent (.20%) of the class'
Shares                                            average daily net assets

Schwab International Index Fund-Select Shares     Five one-hundredths of one percent (.05%) of the class's
                                                  average daily net assets


Schwab Small-Cap Index Fund-Investor Shares       Twenty one-hundredths of one percent (.20%) of the class's average daily net assets


Schwab Small-Cap Index Fund-Select Shares         Five one-hundredths of one percent (.05%) of the class's
                                                  average daily net assets

Schwab Asset Director-High Growth Fund            Twenty one-hundredths of one percent (.20%) of the Fund's
                                                  average daily net assets


Schwab Asset Director-Balanced Growth Fund        Twenty one-hundredths of one percent (.20%) of the Fund's
                                                  average daily net assets

Fund                                              Fee
----                                              ---
Schwab Asset Director-Conservative Growth Fund    Twenty one-hundredths of one percent (.20%) of the Fund's
                                                  average daily net assets

Schwab S&P 500 Fund - Investor Shares             Twenty one-hundredths of one percent (.20%) of the class'
                                                  average daily net assets


Schwab S&P 500 Fund - e.Shares                    Five one-hundredths of one percent (0.05%) of the class'
                                                  average daily net assets


Schwab S&P 500 Fund - Select Shares               Five one-hundredths of one percent (0.05%) of the class'
                                                  average daily net assets

Schwab Analytics Fund                             Twenty one-hundredths of one percent (.20%) of the Fund's
                                                  average daily net assets.


Schwab OneSource Portfolios-International         Twenty one-hundredths of one percent (.20%) of the Fund's
                                                  average daily net assets.

Schwab OneSource Portfolios-Growth Allocation     Twenty one-hundredths of one percent (.20%) of the Fund's
                                                  average daily net assets.


Schwab OneSource Portfolios-Balanced              Twenty one-hundredths of one percent (.20%) of the Fund's
Allocation                                        average daily net assets.

                                           SCHWAB CAPITAL TRUST


                                           By:      __________________________
                                           Name:    William J. Klipp
                                           Title:   Executive Vice President and
                                                    Chief Operating Officer



                                           CHARLES SCHWAB & CO., INC.


                                           By:      ____________________________
                                           Name:    Colleen M. Hummer
                                           Title:   Senior Vice President





                                      C-2